MS-CTFI-PRO-1 062014

Statutory Prospectus Supplement dated June 20, 2014

The purpose of this supplement is to provide you with changes to the current Statutory Prospectus for Class A, B, C and Y shares of the Fund listed below:

Invesco California Tax-Free Income Fund

The following information replaces in its entirety the information appearing in the fifth paragraph under the heading “Fund Summary – Principal Investment Strategies of the Fund”:

“Under normal market conditions, the Fund may invest up to 20% of its net assets in securities rated below investment grade at the time of purchase. These securities are commonly referred to as junk bonds. The Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody’s or unrated securities determined by the Adviser to be of comparable quality.”

The following risk is added to the information appearing under the heading ‘Fund Summary – Principal Risks of Investing in the Fund”:

“Medium- and Lower-Grade Municipal Securities Risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher–grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium-and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Investors should carefully consider the risks of owning shares of a Fund which invests in medium- and lower-grade municipal securities before investing in the Fund.”

The following information replaces in its entirety the information appearing in the sixth paragraph under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and Strategies”:

“Under normal market conditions, the Fund may invest up to 20% of its net assets in securities rated below investment grade at the time of purchase. These securities are commonly referred to as junk bonds. The Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody’s or unrated securities determined by the Adviser to be of comparable quality.”

The following risk is added to the information appearing under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Risks”:

“Medium- and Lower-Grade Municipal Securities Risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher–grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium-and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Investors should carefully consider the risks of owning shares of a Fund which invests in medium- and lower-grade municipal securities before investing in the Fund.”

MS-CTFI-PRO-1 062014